DELAWARE GROUP EQUITY FUNDS III

Delaware Focused Growth Fund

(formerly Delaware Large Cap Growth Fund)

Supplement to the Fund's

Class A, B & C Prospectus and the Institutional Class Prospectus

each dated August 29, 2000

The Board of Trustees of Delaware Group Equity Funds III (the "Trust") unanimously voted to change the name of the Delaware Large Cap Growth Fund series of the Trust to Delaware Focused Growth Fund (the "Fund"). The Board also unanimously voted to change the Fund's investment strategy, effective as of the date of this Supplement.

Accordingly, the disclosure under the headings "What are the Fund's main investment strategies" and "What are the main risks of investing in the Fund?" is amended to read in its entirety as follows:

What are the Fund's main investment strategies?

We invest primarily in common stocks of companies that we believe have the potential for high earnings growth by following a bottom-up approach that focuses on a company's historic or projected earnings growth rate, price-to-earnings ratio and cash flows. Once companies with the desired characteristics are identified, the Fund evaluates further the company's management, its strength within its industry and various financial and economic factors. The Fund may, from time to time, concentrate its investments in a particular industry or group of industries. The Fund generally invests in a portfolio of 20 to 40 stocks which can be of any size or market capitalization, including securities of emerging or other growth-oriented companies.

What are the main risks in investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected by declines in stock prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. The Fund is a non-diversified investment company under the Investment Company Act of 1940 and may be subject to greater risk than if it were diversified. The Fund may, from time to time, invest more than 25% of its net assets in any one industry or group of industries. In instances where there is greater concentration in a particular sector, the Fund may be particularly sensitive to changes in the general market or economic conditions that affect that sector.

For a more complete discussion of risk, please turn to the section "The risks of investing in the Fund."

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Fund

Investors with long-term financial goals.

Investors seeking an investment primarily in common stocks.

Investors seeking exposure to capital appreciation opportunities in a concentrated portfolio of stocks.

Who should not invest in the Fund

Investors with short-term financial goals.

Investors whose primary goal is current income.

Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

The discussion under the section entitled "Our investment strategies" under "How we manage the Fund" is amended to read in its entirety as follows:

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following is a description of how the portfolio managers pursue the Fund's investment goal.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Fund strives to identify companies that offer the potential for long-term price appreciation because they are likely to experience high earnings growth. The Fund invests in a portfolio of 20-40 stocks which can be of any size or market capitalization. The Fund uses a bottom-up approach to identify companies that typically exhibit one or more of the following characteristics:

a history of high growth in earnings-per-share,

projections for high future growth or acceleration in earnings-per-share,

a price-to-earnings ratio that is low relative to other stocks, and discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high the company's return on equity is, how much of the company's profits are reinvested in the company to fuel additional growth, and how stringent the company's financial and accounting policies are.

All of these give us insight into the outlook of the company, helping us to identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the Fund's objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in.

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

Securities	How we use them
Common stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation's profits and losses, proportionate to the number of shares they own.

We invest at least 65% of the Fund's total assets in a portfolio of 20-40 equity securities (including common stocks and convertible securities). Generally, however, we invest 90% to 100% of net assets in common stock. The Fund may invest in common stocks of any market capitalization.

Foreign securities and American Depositary Receipts: Securities of foreign entities issued directly or, in the case of American Depositary Receipts, through a U.S. bank. ADRs represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are bought and sold the same as U.S. securities.

Although the Fund may invest up to 25% of its net assets in foreign securities, we have no present intention of doing so. We may invest without limit in ADRs and will do so when we believe they offer greater value and greater appreciation potential than U.S. securities.

Convertible securities: Usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price.	The Fund may invest in convertible securities and selects them on the basis of the common stock into which they can be converted, not on the basis of the debt ratings of the convertible securities.

Repurchase agreements: An agreement between a buyer of securities, such as a Fund, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, the Fund uses repurchase agreements as a short-term investment for its cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. The Fund may not have more than 10% of its assets in repurchase agreements with maturities of over seven days.) The Fund will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities.

Restricted securities: Privately placed securities whose resale is restricted under securities law.

The Fund may invest in privately placed securities including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule 144A Securities.

Options and futures: Options represent a right to buy or sell a security at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Certain options and futures may be considered to be derivative securities.

If we have stocks in the Fund that have unrealized gains because of past appreciation, we would want to protect those gains when we anticipate adverse conditions. We might use options or futures to neutralize the effect of any price declines, without selling the security. For example, we might buy a put option giving us the right to sell the stock at a specific price on a specific date in the future. If prices then fell, our decline would be offset by the gain on the put option. On the other hand, if prices rose, we would lose the amount paid for the put option, but we would still own the stock, and could benefit from the appreciation.

Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

Illiquid securities: Securities that do not have a ready market, and cannot be easily sold within seven days at approximately the price that a fund has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

The Fund may invest no more than 15% of net assets in illiquid securities.

Real Estate Investment Trusts (REITs): REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

The Fund may invest in REITs consistent with its investment objective and policies.

The Fund may also invest in other securities including warrants, preferred stocks, and bonds. Please see the Statement of Additional Information for additional descriptions of these securities and other securities in which the Fund may invest.

Lending securities

The Fund may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions. These transactions, if any, will generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis

The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions

In response to unfavorable market conditions, the Fund may make temporary investments in bonds, cash or cash equivalents. To the extent that the Fund holds these securities, it may be unable to achieve its investment objective.

Portfolio turnover

We anticipate that the Fund will have an annual portfolio turnover of more than 100%. A turnover rate of 100% would occur if a fund sold and replaced securities valued at 100% of its net assets within one year. High turnover rate can result in increased transaction costs and tax liability for investors.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.
Risks	How we strive to manage them

Market risk is the risk that all or a majority of the securities in a certain market-like the stock or bond market-will decline in value because of factors such as economic conditions, future expectations or investor confidence.

We maintain a long-term approach and focus on securities that we believe can continue to provide returns over an extended period of time regardless of interim market fluctuations. We do not try to predict overall market movements and generally do not trade for short-term purposes.

Industry and security risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock.

The Fund may invest more than 25% of its net assets in any one industry or group of industries. As a result, the value of the Fund's shares will fluctuate in response to economic, political or regulatory developments affecting a particular industry or closely related industries that represent a large percentage of the Fund's assets, and may fluctuate more widely than shares of a fund that invests in a broader range of industries.

To seek to reduce these risks, we limit the amount of each Fund's assets invested in any one industry and we follow a rigorous selection process before choosing securities for the Fund.

Risks	How we strive to manage them

Interest rate risk is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall. However, investments in equity securities issued by small and medium-sized companies, which often borrow money to finance operations, may also be adversely affected by rising interest rates. Financial services companies may also be affected by interest rate changes because it impacts their cost of capital and profitability.

The Fund can invest in small or mid-cap companies and we seek to address the potential interest rate risks associated with those holdings by analyzing each company's financial situation and its cash flow to determine the company's ability to finance future expansion and operations. The potential impact that rising interest rates might have on a stock is taken into consideration before a stock is purchased.

Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

The Fund typically invests only a small portion of its portfolio in foreign securities or ADRs. When we do purchase foreign securities, they are often denominated in U.S. dollars. We also tend to avoid markets where we believe accounting standards or the regulatory structure are underdeveloped.

Company size risk is the risk that prices of small and medium-sized companies may be more volatile than larger companies because of limited financial resources or dependence on narrow product lines.

The Fund seeks opportunities among companies of all sizes. However, because the Fund does not concentrate specifically on small or medium-sized companies, this risk may be balanced by holdings of larger companies.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price that a fund values them.	We limit exposure to illiquid securities.

Non-diversified funds risk: Non-diversified investment companies have the flexibility to invest as much as 50% of their assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio as set forth in applicable tax laws. The remaining 50% of the portfolio must be diversified so that no more than 5% of a fund's assets as set forth in applicable tax laws are invested in the securities of a single issuer. Since a non-diversified fund may invest its assets in fewer issuers, the value of fund shares may increase or decrease more rapidly than if the fund were fully diversified because changes in the price of any one portfolio security may affect a larger portion of the fund's overall assets.

The Fund will not be diversified under the 1940 Act. However, the Fund generally will be invested in 20 to 40 stocks.

Futures and options risk is the possibility that a fund may experience a significant loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the portfolio manager anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy.

We will not use futures and options for speculative reasons. We may use futures and options to protect gains in the portfolio without actually selling a security. We may also use options and futures to quickly invest excess cash so that the portfolio is generally fully invested.

This Supplement is dated June 15, 2001.